[LOGO]  KEEFE, BRUYETTE & WOODS
        Specialists in Financial Services





To Depositors and Friends
Of Roebling Bank

--------------------------------------------------------------------------------

Keefe, Bruyette & Woods, Inc., a member of the National Association of Securities Dealers, Inc., is assisting Roebling Financial Corp, Inc., the holding company for Roebling Bank, in offering shares of its common stock in a subscription offering pursuant to a Plan of Conversion and Reorganization.

At the request of Roebling Financial Corp, Inc., we are enclosing materials explaining this process and your options, including an opportunity to invest in the shares of Roebling Financial Corp, Inc. common stock being offered to customers of Roebling Bank and various other persons until 12:00 Noon, Eastern Time, on XXXXXX, 2004. Please read the enclosed offering materials carefully, including the prospectus, for a complete description of the stock offering. Roebling Financial Corp, Inc. has asked us to forward these documents to you in view of certain requirements of the securities laws in your state.

If you have any questions, please visit our Stock Information Center located at XXXXXXX in Roebling, New Jersey, Monday 12:00 p.m. to 4:00 p.m., Tuesday-Thursday 9:00 a.m. to 4:00 p.m., or Friday 9:00 a.m. to 12:00 p.m., or feel free to call the Stock Information Center at (xxx) xxx-xxxx.

Very truly yours,



Keefe, Bruyette & Woods, Inc.



These securities are not savings accounts or deposits and are not insured by Roebling Financial Corp, Inc., Roebling Bank, Roebling Financial Corp., MHC, the Federal Deposit Insurance Corporation, the Savings Association Insurance Fund or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

{logo}   Roebling Financial Corp, Inc.







Dear Valued Depositor of Roebling Bank:

We recently forwarded you a proxy statement and related materials regarding a proposal to convert Roebling Bank from the mutual holding company to the stock holding company form of organization. This conversion will allow us to operate in essentially the same manner as we currently operate, but provides us with the flexibility to add capital, continue to grow and expand the bank, add new products and services, and increase our lending capability.

As of today, your vote on our Plan of Conversion has not yet been received. Your Board of Directors unanimously recommends a vote "FOR" the conversion. If you mailed your proxy, please accept our thanks and disregard this request.

We would sincerely appreciate you signing the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope or dropping it off at your Roebling Bank branch. Our meeting on XXXX is fast approaching and we'd like to receive your vote as soon as possible.

Voting FOR the conversion does not affect the terms or insurance of your accounts. For further information please call our Information Center at (609) xxx-xxxx.

Best regards and thank you,



Frank J. Travea, III
President and Chief Executive Officer









THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                             (Dark Blue Sky Member)




Dear Member:

We are pleased to announce that Roebling Financial Corp., MHC is converting to stock form and Roebling Bank is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Roebling Financial Corp, Inc., a New Jersey corporation that will serve as the holding company for Roebling Bank, is offering shares of common stock in a subscription offering and community offering to certain depositors of Roebling Bank, to Roebling Bank's Employee Stock Ownership Plan, to current stockholders of Roebling Financial Corp, Inc. and to members of the general public in accordance with Roebling Financial Corp., MHC's Plan of Conversion.

Unfortunately, Roebling Financial Corp, Inc. is unable to either offer or sell its common stock to you because the small number of eligible depositors in your jurisdiction makes registration or qualification of the common stock under the securities laws of your jurisdiction impractical, for reasons of cost or otherwise. Accordingly, this letter should not be considered an offer to sell or a solicitation of an offer to buy the common stock of Roebling Financial Corp, Inc.

However, you have the right to vote on the Plan of Conversion at the special meeting of members on XXXX xx, 2004. Therefore, enclosed is a proxy card, a proxy statement (which includes the Notice of the Special Meeting), a prospectus (which is provided solely as an accompaniment to the Proxy Statement) and a return envelope for your proxy card.

I invite you to attend the special meeting on XXXX xx, 2004. However, whether or not you are able to attend, please complete the enclosed proxy card and return it in the enclosed envelope.

Sincerely,



Frank J. Travea, III
President and Chief Executive Officer

Dear Friend:

We are pleased to announce that Roebling Financial Corp., MHC is converting to stock form and Roebling Bank is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Roebling Financial Corp, Inc., a New Jersey corporation that will serve as the holding company for Roebling Bank, is offering shares of common stock in a subscription offering and community offering to certain depositors of Roebling Bank, to Roebling Bank's Employee Stock Ownership Plan, to current stockholders of Roebling Financial Corp, Inc. and to members of the general public in accordance with Roebling Financial Corp., MHC's Plan of Conversion and Reorganization.

Because we believe you may be interested in learning more about Roebling Financial Corp, Inc. common stock as a potential investment, we are sending you the following materials that describe the stock offering. Please read these materials carefully before you submit a Stock Order and Certification Form.

     > PROSPECTUS: This document provides detailed information about our operations and the proposed stock offering.

     > STOCK ORDER AND CERTIFICATION FORM: This form is used to purchase stock by returning it with your payment in the enclosed business reply envelope. The deadline for ordering stock is 12:00 Noon, eastern time, on XXXX xx, 2004.

You have the opportunity to buy stock directly from Roebling Financial Corp, Inc. without paying a commission or fee. If you have additional questions regarding the Plan of Conversion and stock offering, please call us at (609) xxx-xxxx Monday 12:00 p.m. to 4:00 p.m., Tuesday-Thursday 9:00 a.m. to 4:00 p.m., or Friday 9:00 a.m. to 12:00 p.m., or stop by the Stock Information Center located at XXXXXXX, Roebling, New Jersey.

We are pleased to offer you this opportunity to become a stockholder of Roebling Financial Corp, Inc.

Sincerely,




Frank J. Travea, III
President and Chief Executive Officer



THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

Dear Member:

We are pleased to announce that Roebling Financial Corp., MHC is converting to stock form and Roebling Bank is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Roebling Financial Corp, Inc., a New Jersey corporation that will serve as the holding company for Roebling Bank, is offering shares of common stock in a subscription offering and community offering to certain depositors of Roebling Bank, to Roebling Bank's Employee Stock Ownership Plan, to current stockholders of Roebling Financial Corp, Inc. and to members of the general public in accordance with Roebling Financial Corp., MHC's Plan of Conversion.

To accomplish the conversion, we need your participation in an important vote. Enclosed is a proxy statement describing the Plan of Conversion and your voting and subscription rights. The Plan of Conversion has been approved by the Office of Thrift Supervision and now must be approved by you. OTS approval does not constitute a recommendation or endorsement. YOUR VOTE IS VERY IMPORTANT.

Enclosed, as part of the proxy material, is your proxy card. This proxy card should be signed and returned to us prior to the special meeting of members on XXXX xx, 2004. Please take a moment to sign the enclosed proxy card TODAY and return it to us in the postage-paid envelope provided. FAILURE TO VOTE HAS THE SAME EFFECT AS VOTING AGAINST THE PLAN OF CONVERSION.

Our Board of Directors believes that the conversion is in the best interests of our members and the existing public stockholders. Please remember:

     >    Your deposit  accounts at Roebling Bank will continue to be insured up
          to  the  maximum  legal  limit  by  the  Federal   Deposit   Insurance
          Corporation ("FDIC").

     > There will be no change in the balance, interest rate, or maturity of any deposit or loan accounts because of the conversion.

     > You have a right, but no obligation, to buy stock before it is offered to the general public.

     > Like all stock, stock issued in this offering will not be insured by the FDIC.

Enclosed are materials describing the stock offering, including a Prospectus. We urge you to read the Prospectus carefully before submitting your Stock Order and Certification Form. If you are interested in purchasing common stock, you must submit your Stock Order and Certification Form and payment prior to 12:00 Noon, eastern time, on XXXX xx, 2004.

If you have additional questions regarding the Plan of Conversion and stock offering, please call us at (609) xxx-xxxx Monday 12:00 p.m. to 4:00 p.m., Tuesday-Thursday 9:00 a.m. to 4:00 p.m., or Friday 9:00 a.m. to 12:00 p.m., or stop by the Stock Information Center located at XXXXXXXX, Roebling, New Jersey.

Sincerely,




Frank J. Travea, III
President and Chief Executive Officer



THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

               (Stockholder Letter REGISTERED HOLDERS - Letter 1 -
                   Roebling Financial Corp, Inc. letterhead)




Dear Stockholder:

We are pleased to announce that Roebling Financial Corp., MHC is converting to stock form and Roebling Bank is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Roebling Financial Corp, Inc., a New Jersey corporation that will serve as the new holding company for Roebling Bank, is offering shares of common stock in a subscription offering and community offering to certain depositors of Roebling Bank, to Roebling Bank's Employee Stock Ownership Plan, to current stockholders and to members of the general public in accordance with Roebling Financial Corp., MHC's Plan of Conversion.

We are asking stockholders of Roebling Financial Corp, Inc. as of XXX xx, 2004, the voting record date, to vote FOR the Plan of Conversion. If you and/or members of your family hold stock in different names, you may receive more than one proxy mailing. Please vote all proxy cards received and return them today in the enclosed postage-paid envelope. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. Your vote FOR the Plan of Conversion will not obligate you to buy any stock in the conversion. A proxy statement relating to the conversion is enclosed.

We have enclosed the following materials which will help you learn more about investing in Roebling Financial Corp, Inc. common stock. Please read and review the materials carefully before making an investment decision.

     > PROSPECTUS: This document provides detailed information about our operations and the proposed stock offering.

     > STOCK ORDER AND CERTIFICATION FORM: This form is used to purchase stock by signing and returning it with your payment in the enclosed business reply envelope. The deadline for ordering stock is 12:00 Noon, eastern time, on XXXX xx, 2004.

We are inviting our customers, existing stockholders, and community members to become charter stockholders of Roebling Financial Corp, Inc. Through this offering you have the opportunity to buy stock directly from Roebling Financial Corp, Inc. without paying a commission or fee.

Should you have additional questions regarding the conversion and stock offering, please call the Stock Information Center at (xxx) xxx-xxxx Monday 12:00 p.m. to 4:00 p.m., Tuesday-Thursday 9:00 a.m. to 4:00 p.m., or Friday 9:00 a.m. to 12:00 p.m., or stop by the Stock Information Center located at XXXXXXXX, Roebling, New Jersey.

Sincerely,



Frank J. Travea, III
President and Chief Executive Officer



THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

        (Stockholder Letter STREET HOLDERS for Proxy Mailing - letter 2 -
                   Roebling Financial Corp, Inc. letterhead)




Dear Stockholder:

We are pleased to announce that Roebling Financial Corp., MHC is converting to stock form and Roebling Bank is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Roebling Financial Corp, Inc., a New Jersey corporation that will serve as the new holding company for Roebling Bank, is offering shares of common stock in a subscription offering and community offering to certain depositors of Roebling Bank, to Roebling Bank's Employee Stock Ownership Plan, to current stockholders and to members of the general public in accordance with Roebling Financial Corp., MHC's Plan of Conversion.

We are asking stockholders of Roebling Financial Corp, Inc. as of XXX xx, 2004, the voting record date, to vote FOR the Plan of Conversion. If you and/or members of your family hold stock in different names, you may receive more than one proxy mailing. Please vote all proxy cards received and return them today in the enclosed postage-paid envelope. Your vote FOR the Plan of Conversion will not obligate you to buy any stock in the conversion. A proxy statement relating to the conversion is enclosed.

We have enclosed a prospectus and you may obtain a stock order form which will help you learn more about investing in Roebling Financial Corp, Inc. common stock. Please read and review the materials carefully before making an investment decision.

     > PROSPECTUS: This document provides detailed information about our operations and the proposed stock offering.

     > STOCK ORDER AND CERTIFICATION FORM: This form is used to purchase stock by signing and returning it with your payment in the enclosed business reply envelope. The deadline for ordering stock is 12:00 Noon, eastern time, on XXX xx, 2004. You may obtain a Stock Order and Certification Form from your broker or by contacting the Stock Information Center.

We are inviting our depositors, existing stockholders, and community members to become stockholders of Roebling Financial Corp, Inc. Through this offering you have the opportunity to buy stock directly from Roebling Financial Corp, Inc. without paying a commission or fee.

Should you have additional questions regarding the conversion and stock offering, please call us at (xxx) xxx-xxxx Monday 12:00 p.m. to 4:00 p.m., Tuesday-Thursday 9:00 a.m. to 4:00 p.m., or Friday 9:00 a.m. to 12:00 p.m., or stop by the Stock Information Center located at XXXXX, Roebling, New Jersey.

Sincerely,



Frank J. Travea, III
President and Chief Executive Officer




THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

     (Stockholder Letter Street holders for Order Form Mailing - letter 3 -
                    Roebling Financial Corp, Inc. Letterhead)




Dear Stockholder:

Under separate cover, we forwarded to you information regarding the Plan of Conversion of Roebling Bank and Roebling Financial Corp., MHC and the concurrent offering of common stock of Roebling Financial Corp, Inc.

As a result of certain requirements, we could not forward a Stock Order and Certification Form with the other packet of materials. They are enclosed herein.

The deadline for ordering Roebling Financial Corp, Inc. common stock is at 12:00 Noon, eastern time, on XXXX xx, 2004.

Should you have additional questions regarding the conversion and stock offering, please call us at (609) xxx-xxxx Monday 12:00 p.m. to 4:00 p.m., Tuesday-Thursday 9:00 a.m. to 4:00 p.m., or Friday 9:00 a.m. to 12:00 p.m., or stop by the Stock Information Center located at XXXXX, Roebling, New Jersey.

Sincerely,




Frank J. Travea, III
President and Chief Executive Officer




THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

Dear Prospective Investor:

We are pleased to announce that Roebling Financial Corp., MHC is converting to stock form and Roebling Bank is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Roebling Financial Corp, Inc., a New Jersey corporation that will serve as the new holding company for Roebling Bank, is offering shares of common stock in a subscription offering and community offering to certain depositors of Roebling Bank, to Roebling Bank's Employee Stock Ownership Plan, to current stockholders of Roebling Financial Corp, Inc. and to members of the general public in accordance with Roebling Financial Corp., MHC's Plan of Conversion.

We have enclosed the following materials that will help you learn more about our stock offering. Please read and review the materials carefully before you submit a Stock Order and Certification Form.

     > PROSPECTUS: This document provides detailed information about our operations and the proposed stock offering.

     > STOCK ORDER AND CERTIFICATION FORM: This form is used to purchase stock by returning it with your payment in the enclosed business reply envelope. The deadline for ordering stock is 12:00 Noon, eastern time, on XXXX xx, 2004.

We invite our customers, local community members, and the general public to become stockholders of Roebling Financial Corp, Inc. Through this offering you have the opportunity to buy stock directly from Roebling Financial Corp, Inc., without paying a commission or fee.

If you have additional questions regarding the Plan of Conversion and stock offering, please call the Stock Information Center at (609) xxx-xxxx Monday 12:00 p.m. to 4:00 p.m., Tuesday-Thursday 9:00 a.m. to 4:00 p.m., or Friday 9:00 a.m. to 12:00 p.m., or stop by the Stock Information Center located at XXXXXXX, Roebling, New Jersey.


Sincerely,




Frank J. Travea, III
President and Chief Executive Officer


THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                        (Dear Stockholder Dark blue sky)




Dear Stockholder:

We are pleased to announce that Roebling Financial Corp., MHC is converting to stock form and Roebling Bank is reorganizing as a wholly-owned subsidiary of a newly-formed stock holding company. In conjunction with the conversion, Roebling Financial Corp, Inc., a New Jersey corporation that will serve as the holding company for Roebling Bank, is offering shares of common stock in a subscription offering and community offering to certain depositors of Roebling Bank, to Roebling Bank's Employee Stock Ownership Plan, to current stockholders of Roebling Financial Corp, Inc. and to members of the general public in accordance with Roebling Financial Corp., MHC's Plan of Conversion.

Unfortunately, Roebling Financial Corp, Inc. is unable to either offer or sell its shares of common stock to you because the small number of eligible subscribers in your jurisdiction makes registration or qualification of the common stock under the securities laws of your jurisdiction impractical, for reasons of cost or otherwise. Accordingly, this letter should not be considered an offer to sell or a solicitation of an offer to buy the common stock of Roebling Financial Corp, Inc.

However, you have the right to vote on the Plan of Conversion at the Special Meeting of Stockholders on XXXXX xx, 2004. Therefore, enclosed is a proxy card, a proxy statement (which includes the notice of the special meeting), a prospectus (which is provided solely as an accompaniment to the proxy statement) and a return envelope for your proxy card.

I invite you to attend the special meeting on XXXX xx, 2004. However, whether or not you are able to attend, please complete the enclosed proxy card and return it in the enclosed envelope.

Sincerely,



Frank J. Travea, III
President and Chief Executive Officer

                      STOCK OFFERING QUESTIONS AND ANSWERS





                          Roebling Financial Corp, Inc.







THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY, ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

                  FACTS ABOUT THE CONVERSION AND REORGANIZATION

The Boards of Directors of Roebling Bank, Roebling Financial Corp, Inc. and Roebling Financial Corp., MHC (the "MHC") unanimously adopted a Plan of Conversion and Agreement and Plan of Reorganization (the "Plan") to convert the MHC to stock form and reorganize Roebling Bank as a wholly-owned subsidiary of a newly-formed corporation named Roebling Financial Corp, Inc. (the "Conversion").

This brochure answers some of the most frequently asked questions about the Plan and about your opportunity to invest in Roebling Financial Corp, Inc., the newly formed company that will serve as the holding company for Roebling Bank following the Conversion.

Investment in the shares of common stock involves certain risks. For a discussion of these risks, other factors, and a complete description of the stock offering, investors are urged to read the accompanying Prospectus, especially the discussion under the heading "Risk Factors."

WHY IS ROEBLING FINANCIAL CORP., MHC CONVERTING TO THE STOCK HOLDING COMPANY STRUCTURE?
--------------------------------------------------------------------------------
The primary reasons for the Conversion are to (i) support future deposit growth and expanded operations, (ii) increase our interest-earning assets which should increase our earnings, (iii) improve the liquidity of our shares of common stock and enhance stockholder returns through higher earnings and more flexible capital management strategies.

WILL THE PLAN AFFECT ANY OF MY DEPOSIT ACCOUNTS OR LOANS?
--------------------------------------------------------------------------------
No. The Plan will not affect the balance or terms of any savings account or loan, and your deposits will continue to be federally insured by the Federal Deposit Insurance Corporation ("FDIC") to the maximum legal limit. Your savings account is not being converted to stock.

WHO IS ELIGIBLE TO PURCHASE STOCK IN THE SUBSCRIPTION OFFERING AND DIRECT COMMUNITY OFFERING?
--------------------------------------------------------------------------------
Depositors of Roebling Bank as of certain dates, the Bank's Employee Stock Ownership Plan, Certain members of the general public and Roebling Financial Corp, Inc.'s public stockholders, subject to the priorities described in the Prospectus.

HOW MANY SHARES OF STOCK ARE BEING OFFERED AND AT WHAT PRICE?
--------------------------------------------------------------------------------
Roebling Financial Corp, Inc. is offering up to 853,532 shares of common stock, subject to adjustment up to 981,551 shares, at a price of $10.00 per share through the Prospectus.

I AM AN EXISTING STOCKHOLDER.  HOW WILL MY STOCK BE TREATED?
--------------------------------------------------------------------------------
The outstanding public shares of common stock will be exchanged for shares of common stock of the new company. Depending upon where the offering closes in the Estimated Valuation Range, each public share of common stock will be converted into 2.7448 to 4.2707 shares of the new company's common stock.

HOW MANY SHARES MAY I BUY?
--------------------------------------------------------------------------------
The minimum order is 25 shares. No person may purchase more than 12,500 shares of common stock. No person with associates or persons acting in concert, may purchase in an amount that when combined with shares received in exchange for the new company's common stock, exceeds 5% of the total shares of common stock to be issued.

DO MEMBERS HAVE TO BUY SHARES OF STOCK?
--------------------------------------------------------------------------------
No. However, if a member of the MHC is also a current public stockholder, his or her existing shares of stock will be converted automatically into shares of the new company's common stock.

HOW DO I ORDER SHARES?
--------------------------------------------------------------------------------
You must complete the enclosed Stock Order and Certification Form. Instructions for completing your Stock Order and Certification Form are contained in this packet. Your order must be received by 12:00 Noon, Eastern Time, on XXX xx, 2004.

HOW MAY I PAY FOR MY SHARES?
--------------------------------------------------------------------------------
First, you may pay by check, cash or money order. Interest will be paid by Roebling Bank on these funds at the current passbook savings rate from the day the funds are received until the completion or termination of the Conversion. Second, you may authorize us to withdraw funds from your Roebling Bank account or certificate of deposit for the amount of funds you specify for payment. You will not have access to these funds from the day we receive your order until completion or termination of the Conversion. Roebling Bank will waive any early withdrawal penalties on certificate accounts used to purchase stock.

CAN I PURCHASE SHARES USING FUNDS IN MY ROEBLING BANK IRA ACCOUNT?
--------------------------------------------------------------------------------
Yes, but special arrangements must be made before you may do so. Please contact your broker for more information.

WILL THE STOCK BE INSURED?
--------------------------------------------------------------------------------
No. Like any other stock, Roebling Financial Corp, Inc.'s shares of common stock will not be insured.

WILL DIVIDENDS BE PAID ON THE STOCK?
--------------------------------------------------------------------------------
The Board of Directors has not paid a cash dividend since the completion of our initial stock offering in 1997. After the conversion, we will consider the payment of a dividend. The payment of a dividend will depend on a number of factors including our capital requirements, our financial condition and results of operations, tax considerations, statutory and regulatory limitations, and general economic conditions. No assurance can be given that we will pay dividends in the future, or that, if paid, dividends will not be reduced or eliminated in future periods.

HOW WILL THE STOCK BE TRADED?
--------------------------------------------------------------------------------
We expect that our common stock will become listed on the OTC Bulletin Board after this offering. However, no assurance can be given that an active and liquid market will develop or, if developed, will be maintained.

MUST I PAY A COMMISSION?
--------------------------------------------------------------------------------
No. You will not be charged a commission or fee on the purchase of shares of common stock in the Conversion.

SHOULD I VOTE?
--------------------------------------------------------------------------------
Yes. Your "YES" vote is very important!

PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS AT YOUR EARLIEST CONVENIENCE!

WHY DID I GET SEVERAL PROXY CARDS?
--------------------------------------------------------------------------------
If you have more than one account, you could receive more than one proxy card for the MHC's Special Meeting of Members, depending on the ownership structure of your accounts. If you own shares of common stock of Roebling Financial Corp, Inc. in more than one account, you could receive more than one proxy card for the Special Meeting of Stockholders.

HOW MANY VOTES DO I HAVE?
--------------------------------------------------------------------------------
Your proxy card(s) show(s) the number of votes you have. Every member of the MHC (depositor of Roebling Bank) entitled to vote may cast one vote for each $100, or fraction thereof, on deposit at Roebling Bank as of the voting record date, up to a maximum of 1,000 votes. Each stockholder is entitled to cast one vote for each share held as of the voting record date.

MAY I VOTE IN PERSON AT THE SPECIAL MEETING OF MEMBERS AND/OR THE MEETING OF STOCKHOLDERS?
--------------------------------------------------------------------------------
Yes, but we would still like you to sign and mail your proxy today. If you decide to revoke your proxy you may do so by giving notice at the appropriate meeting.

FOR ADDITIONAL INFORMATION YOU MAY CALL OUR STOCK INFORMATION CENTER.


--------------------------------------------------------------------------------
                          Roebling Financial Corp, Inc.
                            STOCK INFORMATION CENTER
                               761 Delaware Avenue
                               Roebling, NJ 08554
                                 (609) xxx-xxxx
                           Monday 12:00 p.m.-4:00 p.m.
                      Tuesday-Thursday 9:00 a.m.-4:00 p.m.
                           Friday 9:00 a.m.-12:00 p.m.
--------------------------------------------------------------------------------

================================================================================

Subscription and Community Offering

                          An Opportunity is Available
                   to Subscribe for Shares of Common Stock in

                         Roebling Financial Corp, Inc.

                          Proposed Holding Company for

                                 Roebling Bank

                                  Common Stock
                             Price $10.00 Per Share
          Offering expires on ______, 2004 at 12:00 Noon, eastern time

                       For Information Please Contact Our
                            Stock Information Center
                              761 Delaware Avenue
                               Roebling, NJ 08554
                               (609) ____-______
                          Monday 12:00 p.m. - 4:00 p.m.
                   Tuesday - Thursday 9:00 a.m. to 4:00 p.m.
                         Friday 9:00 a.m. - 12:00 p.m.


                [LOGO]  KEEFE, BRUYETTE & WOODS
                        Specialists in Financial Services

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS OF, AND ARE NOT INSURED OR GUARANTEED BY, ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

================================================================================

--------------------------------------------------------------------------------

                            [Logo w/ Roebling Bank]

                                   PROXY GRAM

                              PLEASE VOTE TODAY...

We recently sent you a proxy statement and related materials regarding a proposal to convert Roebling Financial Corp., MHC to stock form and reorganize Roebling Bank as a subsidiary of a newly-formed holding company.

         Your vote on the Plan of Conversion has not yet been received.

 Voting for the Conversion does not obligate you to purchase stock and will not affect your accounts at Roebling Bank or your FDIC insurance.

          Not Returning Your Proxy Cards has the Same Effect as Voting
                            "Against" the Conversion.

  Your Board of Directors Unanimously Recommends a Vote "FOR" the Conversion.

                         Your Vote Is Important To Us!
                         -----------------------------
Please sign the enclosed proxy card and return it in the postage-paid envelope provided TODAY! If you received more than one proxy card, please be sure to sign and return all cards you received.

Thank you,


Frank J. Travea, III
President and Chief Executive Officer

                 If you have already mailed your proxy card(s),
               please accept our thanks and disregard this notice.
              For further information call (609) ____ - _________.


--------------------------------------------------------------------------------

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS OF, AND ARE NOT INSURED OR GUARANTEED BY, ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.

--------------------------------------------------------------------------------

                              [Roebling Bank Logo]
                                 PROXY GRAM II
                              PLEASE VOTE TODAY...

We recently sent you a proxy statement and related materials regarding a proposal to convert Roebling Financial Corp., MHC to stock form and reorganize Roebling Bank as a subsidiary of a newly-formed holding company.

         Your vote on the Plan of Conversion has not yet been received.

     Voting for the Conversion does not obligate you to purchase stock and will not affect your accounts at Roebling Bank or your FDIC insurance.

          Not Returning Your Proxy Cards has the Same Effect as Voting
                            "Against" the Conversion.

  Your Board of Directors Unanimously Recommends a Vote "FOR" the Conversion.

                      Our Reasons for the Corporate Change
                      ------------------------------------
To facilitate growth through de novo branching and acquisitions as opportunities arise;
-    To support internal growth through lending in communities we serve;
- To enhance existing products and services and support the development of new products and services;
-    To improve our overall competitive position; and
- To improve liquidity of our shares of common stock and enhance stockholder returns through higher earnings and more flexible capital management strategies.

                         Your Vote Is Important To Us!
                         -----------------------------
Please sign the enclosed proxy card and return it in the postage-paid envelope provided TODAY! If you received more than one proxy card, please be sure to sign and return all cards you received.

Thank you,


Frank J. Travea, III
President and Chief Executive Officer

                 If you have already mailed your proxy card(s),
              please accept our thanks and disregard this notice.
               For further information call (609) ______-_______.

--------------------------------------------------------------------------------

THE SHARES OF COMMON STOCK BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS OF, AND ARE NOT INSURED OR GUARANTEED BY, ROEBLING FINANCIAL CORP., MHC, ROEBLING BANK, ROEBLING FINANCIAL CORP, INC., THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK. THE OFFER IS MADE ONLY BY THE PROSPECTUS.